Investor Presentation NASDAQ: SLP Q3 FY23 Update

With the exception of historical information, the matters discussed in this presentation are forward-looking statements that involve a number of risks and uncertainties. Words like “believe,” “expect” and “anticipate” mean that these are our best estimates as of this writing, but that there can be no assurances that expected or anticipated results or events will actually take place, so our actual future results could differ significantly from those statements. Factors that could cause or contribute to such differences include, but are not limited to: our ability to maintain our competitive advantages, acceptance of new software and improved versions of our existing software by our customers, the general economics of the pharmaceutical industry, our ability to finance growth, our ability to continue to attract and retain highly qualified technical staff, our ability to successfully integrate the recently acquired Immunetrics business with our own, as well as expenses we may incur in connection therewith, and a sustainable market. Further information on our risk factors is contained in our quarterly and annual reports and filed with the U.S. Securities and Exchange Commission. Safe Harbor Statement 2

Mission: Improve health through innova ve solu ons 3 To create value for customers by accelerating development timelines and reducing the cost of drug development R&D through innovative science-based software and consulting solutions that optimize treatment op ons and improve pa ent lives.

SLP At a Glance

Leading Provider of Software and Consulting Services in the Biosimulation Market

AI-powered technology solutions optimize the outcomes of drug discovery, development, research, and regulatory submissions processes. Our software-based technology both models and simulates how drugs and diseases behave in humans and in other species.

25+ YEARS — Over 25 years in business and continuing the commitment to improve public health through innovative solutions

300+ CLIENTS — Our clients trust our expert consulting that supports drug recovery, clinical development research and regulatory submissions

18+ SOFTWARE SOLUTIONS — We provide validated AI and machine learning, modeling and simulation software for novice and expert users alike

BUSINESS OVERVIEW	PLATFORM	FINANCIAL HIGHLIGHTS FY23 NINE MONTHS
Software ~65% Services ~35% >10 years profit / rev growth	Most comprehensive and widely recognized tools for MIDD	**$43.9M** (+4%) Total Revenue
150+ Highly Experienced Employees ~70 scientific PhDs 1,300 publications	Innovative, science-based software	**$9.4M** Net income **$0.46** DEPS
90%+ Software Fee Renewal Rate	AI-driven | Machine-learning platforms	**81%** Gross margin
Customers include leading pharma, biotech, and CPG companies, global regulatory agencies	Full scale, customizable services brings therapeutic, modeling and regulatory knowledge and resources to clients	**$15.7M** Adj EBITDA 36% Margin
	Solutions span the drug development process	**$122.4M** in Cash and Short-Term Investments No Debt

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Investment Highlights Industry Leader in Large and Growing Market Biosimulation Technology Leader Leveraging AI Compelling Customer Value Proposition 5 Strong Competitive Position and Barriers to Entry Seasoned Management Team and Scientific Leadership Attractive Financial Profile +++ +++

Biosimula on Overview 6 Biosimulation is software-based technology that models and simulates how drugs and diseases behave in the human body Biosimulation combines core principles in biology, chemistry and pharmacology with proprietary mathematical algorithms to predict how biology and drugs interact with one another. Models can start in vitro (without animal or human testing) but are developed through the development cycle incorporating animal and human test results along the way. Model uses include lead optimization, dose regimens, clinical trial protocol development, clinical trial simulation, bioequivalence evaluation, toxicity assessment and many more. + +

Drug Development Challenges | SLP Biosimula on Solu on 7 Biosimulation increasingly gaining importance in drug development SIMULATIONS PLUS SOLUTIONS Simulations Plus offers AI-powered technology solutions to help optimize the outcomes of the drug discovery, development, research and regulatory approval processes Biosimulation has helped pharmaceutical, biotech and other companies bring drugs to market faster and significantly reducing R&D spend Simulations Plus solutions can help increase the number of candidates approved by streamlining the drug development process, creating efficiencies that lead to drug efficacy and safety, higher regulatory approval, improved commercial success and much more CHALLENGES Drug Development is expensive and time intensive The median cost of developing a new drug averages $1.5 to $2 billion and the timeline can range from 10-15 years. On average only 11% of all drug candidates are approved Source: Company research – – + +

Leader in Large and Growing Market 8 Spending for biosimula on products con nues to increase given need to bring drugs to market faster Biosimulation market valued at $2.4B in 2021 and is expected to expand at a 16.9% CAGR from 2022 - 2030 Strategy to grow addressable market within the Biosimulation TAM through both internal R&D investment and strategic acquisi ons • SLP is growing faster than the Biosimulation TAM at 17.4% per year • Biosimulation growing at 4-5x total R&D spend Highly fragmented and underpenetrated market with only a few larger players • The global biosimulation market is segmented based on product, application, delivery model, and end users. 1 Company research, Grandview Research $200B GLOBAL PHARMA AND BIOTECH SPEND (3% CAGR)1 + + + $9.8B BIOSIMULATION1 TAM BY 2030 $700M-$800M SLP ADDRESSABLE

Secular Trends Driving Sustained Long-Term Growth Biosimulation taking greater percentage of drug development spend annually Scarcity of blockbuster drug opportunities drive industry focus to smaller market targets requiring increased development efficiency Increased scrutiny and rising cost of animal studies and human clinical Increased adoption of Modeling & Simulation by regulatory agencies and decision making based on Modeling & Simulation input Increasing use cases for application of Modeling & Simulation methods to impact decision making 9 Drivers include: + + + + +

Compelling Customer Value Proposition

- GastroPlus®
- ADMET Predictor®
- MonolixSuite™ (includes Monolix, Pkanalix, Simulix)
- QSP/T Models (including DILISYM, RENASYM, IPFSYM, etc.)


Wide range of software solutions and consulting services
Solutions offerings span the drug development process
HIGHLY EXPERIENCED SALES TEAM SUPPORTED BY SCIENTISTS AND ENGINEERS
Saves time and money in drug development costs, improves likelihood of success and post approval returns
Proven model improves probability and speed of clinical trial success

SOLUTIONS INCLUDE:

- Early drug discovery to preclinical
- Clinical data analysis
- Submission to regulatory agencies supporting product approval

- Provides operational efficiencies and leads to accurate / timely decision making and regulatory reporting

- Only ~7% of proposed new drug compounds pass Phase I trials
- Only 53% of drugs that get to Phase III trials make it to market
- 70% of drugs fail in Phase II or Phase III due to safety and efficacy issues

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Drug Discovery & Development 11 The Drug Discovery and Development Industry can be broken down into several subindustries, including: 1. TARGET DISCOVERY AND VALIDATION 2. LEAD COMPOUND IDENTIFICATION AND OPTIMIZATION 3. PRE-CLINICAL DEVELOPMENT 4. CLINICAL TRIALS 5. REGULATORY REVIEW & APPROVAL 6. COMMERCIALIZATION 7. POST-APPROVAL SURVEILLANCE AND LIFE CYCLE MANAGEMENT Each of these subindustries represents a different stage of the drug development process and involves different tasks, such as identifying targets for drug development, synthesizing and testing compounds, conducting clinical trials, and seeking regulatory approval for marketing and sales. The subindustries within drug discovery and development are highly interdependent, with progress in one stage o en impac ng the progress in other stages.

Offers End-to-End Solutions Across the Development Life Cycle

Decrease development uncertainty, cost and time


CHEMINFORMATICS
PHYSCHEM
ADME
TOXICITY
PBPK / PBBM/ QST/ QSP
FIRST-IN-HUMAN
FOOD EFFECTS
IVIVC & VIRTUAL BE
EFFICACY & SAFETY
ADDITIONAL DOSAGE ROUTES
PHARMACOMETRICS
PEDIATRIC PREDICTIONS
DDI & DOSAGE
FORMS LOCAL & SYSTEMIC EXPOSURE
POPULATION PREDICTIONS
DRUG APPROVAL
AP
AIDD
HTPK
DS
G+
NS
IS
LD
RS
"...combining models and data results in higher confidence in clinical performance at an earlier time in development."
U.S. Food and Drug Administration
CONFIDENCE LEVEL OF DRUG APPROVAL
Discovery
Pre-clinical
Clinical
Drug Approval
TIME

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Strong Compe ve Posi on 18 LEADING POSITION IN LARGE, GROWING, FRAGMENTED AND UNDERPENETRATED MARKET LARGE, GROWING AND DIVERSE CUSTOMER BASE MOST COMPREHENSIVE AND WIDELY RECOGNIZED TOOLS IN THE INDUSTRY 300+ CUSTOMERS ACCUMULATED PUBLIC AND PRIVATE DATA THAT INFORMS OUR ALGORITHMS AND MODELS 13 + + + + +

Attractive Financial Profile 14 Delivering Double-Digit Revenue Growth / Industry Leading Margins REVENUE $ in millions $24.1 $29.7 $34.0 $41.6 $46.4 $53.9 17.4% GROSS MARGIN % EBITDA MARGIN % FY17 FY18 FY19 FY20 FY21 FY22 5 Yr CAGR FY17 FY18 FY19 FY20 FY21 FY22 6 Yr Avg 73.9% 73.1% 73.4% 74.4% 77.2% 79.9% 75.3% 43.1% 43.3% 39.1% 34.4% 31.2% 33.3% 37.4% Double-digit revenue growth Strong recurring revenue supported by a 90%+ Software Fee Renewal Rate High gross/EBITDA margins to drive strong opera ng leverage High-margin, recurring revenue over the life of the customer rela onship Product mix skews toward higher margin software sales $122.4 million in cash and short- term investments to fund growth + + + + + +

Immunetrics Acquisition | June 2023 15 Increases breadth and depth of QSP expertise and range of therapeutic applications Rationale Terms ▪ Immunetrics is a M&S company focused on accelerating drug development in oncology, immunology, and autoimmune diseases ▪ Increases offering areas among the fastest growing therapeutics ▪ Strengthens the already-robust quantitative systems pharmacology (“QSP”) expertise at Simulations Plus ▪ QSP is a rapidly growing field of biomedical research ▪ Expands the range of therapeutic areas addressed by its software and services ▪ Increases the therapeutic areas addressed by Simulations Plus QSP models by more than 50% ▪ Leverages existing infrastructure by expanding therapeutic resources into largely underserved areas, including immunology and oncology ▪ Paid Immunetrics shareholders cash consideration of $15.5 million (includes $1.8 million hold-back) ▪ Two future earn-out payments in the aggregate amount of up to $8 million, based on revenue performance through December 31, 2024

Disciplined Capital Allocation Strategy 15 ORGANIC GROWTH INITIATIVES DISCIPLINED ACQUISITION STRATEGY WITH HISTORY OF ACCRETIVE ACQUISITIONS • Expanding business development and sales team to meet client demand and growing adop on of biosimula on so ware • Expanding local coverage of EU markets • Supporting accelerated growth in distributor network • New customer growth in U.S., Europe, Asia • Expand small/mid-sized biotech client base • Executing on key accounts and cross selling products and services • R&D spend rate to extend technology capabilities and continuous algorithm/model improvement JUNE 2017 DILIsym Services, Inc. SEPTEMBER 2014 Cognigen Corp. + + APRIL 2020 Lixoft JUNE 2023 Immunetrics DIVIDEND SHARE REPURCHASE PROGRAM $50 million share repurchase program announced in January 2023 Consistently paid $0.06 per share dividend per quarter + + ASR completed in 3Q23 with 492,041 shares retired at an average cost per share of $40.65.

Seasoned Management Team and Scien fic Leadership 18 Shawn O’Connor Chief Executive Officer Will Frederick Chief Financial Officer Brett Howell, Ph.D. President, DILIsym Services Jill Fiedler-Kelly, M.S., F.I.S.oP. President, Cognigen John DiBella, M.S President, Simulations Plus Jonathan Chauvin, Ph.D. President, Lixoft Josh Fohey VP, Business Development Highly experienced management team with deep life science industry expertise, track record of growth and strong returns

Dedicated to ESG 19 Strategic priorities that align with our mission and values and the four pillars of sustainability ENVIRONMENT SOCIAL HUMAN CAPITAL GOVERNANCE Reduced exposure to humans and animals by advancing in silico simulation analyses for chemical safety assessment programs Supported academic research by partnering with universities and donating free software licenses to support academic research and training Funded awards and post doctoral research to support education Expand our HR team and capabilities in 2020 with special focus on training and development Focused on diversity and inclusion with over 39% of our employees from minority backgrounds Implemented a new flexible vacation policy by augmenting the 11 paid holidays for our U.S. employees with no annual limit provided employee duties and obligations are met Advanced growing acceptance of technology by developing collab- orations with universities, research organizations, distributors, and government agencies (FDA & NIH) Created a new corporate data protection officer to standardize and advance our company-wide Data Protection & Customer Privacy framework Strengthened our business ethics program by implementing a new unified Corporate code of Business Conduct and Ethics, thereby replacing separate policies currently in effect at our divisions Committed to renewable energy with our Lancaster Choice Energy Smart Choice 100% renewable energy program Optimized our data centers by reducing the number of physical servers in our Buffalo, NY data center from 140 units to just 60 units Implemented business recycling efforts to reduce our environmental footprint and pursue responsible business practices

WELL POSITIONED TO ACHIEVE OUR FY23 GOALS Delivering on our commitment to scientific leadership Challenges being addressed 19 • Internal R&D investment • Expanding industry and regulatory partnerships • MIDD+ – 3rd annual SLP sponsored conference Enhancing our client facing capabilities Focus on Capital Allocation CONTINUED LEADERSHIP POSITION IN BIOSIMULATION MARKET Conclusion • Growth and maturity of business development team • Focus on expanding our local coverage of EU market • Focus on supporting accelerated growth in distributor network • Software renewal timing changes on track • Small biotech churn • General market dynamics: inflation, recession & forex • ASR program has been completed • Immunetrics acquisition completed in Q4

Appendix 20

Software Products Overview



Biosimulation Technology Leader Leveraging AI and Machine Learning

SLP software licensed to major pharma (19 of 20 largest)

GastroPlus - mechanistically based simulation software package that simulates intravenous, oral, oral cavity, ocular, inhalation, dermal, subcutaneous, and intramuscular absorption, biopharmaceutics, pharmacokinetics, and pharmacodynamics in humans and animals.

ADMET Predictor - the flagship machine learning platform for ADMET modeling with extended capabilities for data analysis, metabolism prediction, and AI-driven drug design.

DILIsym is Quantitative Systems Toxicology (QST) - software designed to be used during drug development to provide an indication of the potential drug-induced liver injury (DILI) hazard posed by individual molecules and/or to provide deeper insight into the mechanisms responsible for observed DILI responses at various stages of the development process.

MonolixSuite - built for model-informed drug development computing, MonolixSuite (including Monolix, Slmulix, Pkanalix) is a fast, easy-to-use, and powerful suite of applications for pharmacometrics analysis, modeling, and simulation. Intuitive, effective offering the most advanced calculation capabilities.

QSP/T Models

- **ILDsym** - model of interstitial lung disease (ILD) associated with systemic sclerosis (SSc).
- **RENAsym** is quantitative systems toxicology (QST) software for predicting and understand drug-induced kidney injury.

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PBPK Software Solutions and AI Data 22 LEAD SELECTION PHARMACOLOGY TREATMENT REGIMEN SAFETY CLINICAL EFFICACY ADMET DMPK SERVICES PBPK / PBBM Preclinical Regulatory Consulting

QSP/QST Solu ons Mining 23 LEAD SELECTION PHARMACOLOGY TREATMENT REGIMEN SAFETY CLINICAL EFFICACY ADMET DMPK SERVICES QSP Consulting QST Consulting

Pharmacometrics Solu ons 24 LEAD SELECTION PHARMACOLOGY TREATMENT REGIMEN SAFETY CLINICAL EFFICACY ADMET DMPK SERVICES Pharmacometrics Clinical Pharmacology Clinical Regulatory Consul ng

Services Overview



Provides customers with specialized knowledge and expertise

Delivers complementary capabilities to software application solutions
- Drives greater demand for its software solutions
- Provides stable, steady revenue streams

Helps clients minimize or eliminate questions posed by regulatory reviews while decreasing cost and time to develop detailed reports

Drives operational efficiencies for customers leading to timelier and more streamlined decision-making and regulatory reporting

Covers Pharmacometrics, PBPK, QSP/T and Regulatory Strategies disciplines

Offers specialized therapeutic, modeling and regulatory knowledge

Brings specialized knowledge and expertise as part of its consulting services, helping extend customers' internal capabilities in the biosimulation modeling and the simulation space

Average contract size of approximately ~$200k
- Pharmacokinetic and Pharmacodynamic (PKPD) projects in the $100K - $300K range
- Quantitative Systems Technology (QST) and Quantitative Systems Pharmacology (QSP) platform contracts can be in the $300K - $700K range
- Customer contracts are sizable and provide steady revenue streams

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